SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON, DC 20549



                                                 FORM 8-K

                                              CURRENT REPORT
                                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                                       SECURITIES AND EXCHANGE ACT


        Date of report (Date of earliest event reported):September 19, 2001


                                         DATAMETRICS CORPORATION
                            (Exact Name of Registrant as Specified in Charter)


Delaware                              8567                95-3545701
(State or Other Jurisdiction    (Commission              (IRS Employer
of Incorporation)               File Number)             Identification No.)

                         1717 Diplomacy Row, Orlando, FL 32809

(Address of Principal Executive Offices)                (Zip Code)


          Registrant's telephone number, including area code: (407) 251-4577















Item 4.  Changes in Registrant's Certifying Accountant.

     Effective September 20, 2001, the Company engaged Davis Monk & Company as its independent accountants. On September 19, 2001, the Company's former independent accountants, BDO Seidman, LLP, resigned as independent accounts of the Company. The change of independent accountants was approved by the Board of Directors of the Company.

     During the Company's last two fiscal years there were no disagreements between the Company and its former independent accountants on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement in their report.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

         16.1 Letter regarding change in certifying public accountant.


                                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


September 24, 2001                    DATAMETRICS CORPORATION

                                      By: /s/ Phillip E. Lambert
                                      Phillip Lambert, Chief Accounting Officer